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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ---------------

                                NOVEMBER 14, 2002
               (DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED))


                              iSTAR FINANCIAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          MARYLAND                   1-15371                95-6881527
(STATE OR OTHER JURISDICTION       (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)        IDENTIFICATION NUMBER)


 1114 AVENUE OF THE AMERICAS, 27th FLOOR                        10036
           NEW YORK, NEW YORK                                 (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 930-9400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7.   EXHIBITS

     The following exhibits are filed with this Report pursuant to Regulation S-K Item 601 in lieu of filing the otherwise required exhibits to the registration statements on Form S-3 of the Registrant, file nos. 333-83646 and 333-32946, under the Securities Act of 1933, as amended (the "Registration Statement"), and which, as this Form 8-K filing is incorporated by reference in the Registration Statement, are set forth in full in the Registration Statement.

     1.1  Purchase Agreement dated November 14, 2002.

     5.1  Opinion of Clifford Chance US LLP.

     8    Opinion of Clifford Chance US LLP as to tax matters.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        iSTAR FINANCIAL INC.


Date:     November 14, 2002        By:  /s/ Jay Sugarman
                                        ----------------
                                        Jay Sugarman
                                        Chairman and Chief Executive Officer